UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2020, Service Transport Company (“Service Transport”), a wholly owned subsidiary of Adams Resources & Energy, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), between Service Transport and Comcar Industries, Inc. (“Comcar”) pursuant to which Service Transport will acquire substantially all of the assets of Comcar’s subsidiary, CTL Transportation, LLC (“CTL”), for approximately $9 million, subject to customary post-closing adjustments. Service Transport’s anticipated purchase of CTL’s assets is part of Comcar’s Chapter 11 bankruptcy process announced on May 17, 2020.

Comcar has filed a motion with the Bankruptcy Court for the District of Delaware seeking approval of the Asset Purchase Agreement with Service Transport. The transaction is subject to customary regulatory approval, including through the bankruptcy court, and closing conditions. The Company expects to close the transaction as soon as practicable after such regulatory approvals and closing conditions have been satisfied, which is currently anticipated to occur in the third quarter or earlier.

The foregoing summary of the Asset Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. The Company intends to file the Asset Purchase Agreement as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2020, or in an earlier filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Adams Resources & Energy, Inc. issued May 18, 2020.

104	Cover Page Interactive Data File — the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	May 18, 2020	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

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